QuickLinks -- Click here to rapidly navigate through this document

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 23, 2003

McDONALD'S CORPORATION
(Exact name of Registrant as specified in its Charter)

Delaware	1-5231	36-2361282
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

One McDonald's Plaza
Oak Brook, Illinois 60523
(630) 623-3000
(Address and Phone Number of Principal Executive Offices)

Item 5.    Other Events

        On January 23, 2003, McDonald's Corporation (the "Company") issued a press release announcing the Company's global results for 2002. The press release is filed as Exhibit 99 hereto and incorporated herein by reference.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(c)
Exhibit:

(99)
Press Release dated January 23, 2003—McDonald's Reports Global Results for 2002

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McDONALD'S CORPORATION
(Registrant)
Date: January 28, 2003	By:
/s/ MATTHEW H. PAULL Matthew H. Paull Corporate Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.
99	News Release of McDonald's Corporation issued January 23, 2003: McDonald's Reports Global Results for 2002

QuickLinks

  Item 5. Other Events
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURE
Exhibit Index